UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Small-Cap Value Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
What a difference a year makes!  Small cap value stocks, as measured by the Russell 2000 Value Index, posted a 20.6% gain in 2009 after one of the worst years in its history in 2008.  At the beginning of the year, the equity markets continued to sell off as we were in the midst of a deep and seemingly protracted global recession.  After significant fiscal and monetary stimulus by governments and central banks worldwide, the market bottomed in early March.  From March through September, the market proceeded to rally at a blistering pace, as perceived risks were significantly revised downward.  While the market cooled in October, it ended the year on a high note, with moderate positive gains for the full fourth quarter.

The Maxim Small-Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index, in 2009.  Importantly, the strategy outpaced its benchmark both during the downturn at the beginning of the year, when the Russell 2000 Value fell by nearly 36%, as well as during the spectacular 88% climb over the remainder of the year.  Our stock selection strategy is based on four basic investment concepts: earnings momentum, price trend, management action, and relative value. In 2009, all concepts except price trend contributed to returns in the Portfolio, with management action and relative value displaying particular strength. Throughout this volatile and challenging market environment, Invesco’s Global Quantitative Equity team, which manages the Maxim Small-Cap Value Portfolio, stayed true to its stock selection philosophy; namely, that companies that exhibit earnings strength, have price performance that confirms the earnings story, run by managers with a shareholder-leaning focus, and trading at attractive valuations relative to earnings and cash flow are the basis for market-beating returns over the long run.  We believe that remaining true to our core beliefs is the best way to produce excess returns for our clients over time.  We are pleased to say that we did just that during 2009’s extreme market fluctuations.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	Russell 2000 Value Index
	10,000.00	10,000.00
2008*	7,116.00	7,201.00
2009	8,601.11	8,684.41

*The Portfolio’s inception date was May 15, 2008.

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Since Inception (5/15/08)
20.87%	-8.64

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2009

Sector	% of Portfolio Investments
Communications	2.40%
Consumer Products & Services	21.76%
Financial Services	30.11%
Health Care	5.66%
Industrial Products & Services	12.12%
Natural Resources	6.44%
Short Term Investments	0.39%
Technology	11.51%
Transportation	4.38%
Utilities	5.23%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,258.83	$ 7.97

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,018.15	$ 7.12

*Expenses are equal to the Portfolio's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

 Financial Reports for the Year Ended December 31, 2009

Maxim Small-Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Small-Cap Value Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 2009 and for the period from May 15, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended December 31, 2009 and for the period from May 15, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (1)	$139,732,575
Cash	1,491,154
Dividends receivable	354,076
Subscriptions receivable	236,747

Total assets	141,814,552

LIABILITIES:
Due to investment adviser	169,116
Redemptions payable	595,321
Variation margin on futures contracts	18,983

Total liabilities	783,420

NET ASSETS	$141,031,132

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$1,669,402
Additional paid-in capital	156,080,470
Net unrealized appreciation on investments and futures contracts	21,545,570
Accumulated net realized loss on investments and futures contracts	(38,264,310)

NET ASSETS	$141,031,132

NET ASSET VALUE PER OUTSTANDING SHARE	$8.45
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	125,000,000
Outstanding	16,694,025

(1) Cost of investments in securities	$118,241,397

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$2,255
Dividends	3,773,736
Foreign withholding tax	(4,801)

Total income	3,771,190

EXPENSES:
Management fees	1,994,048

NET INVESTMENT INCOME	1,777,142

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(21,375,183)
Net realized gain on futures contracts	404,169
Change in net unrealized appreciation on investments	51,114,530
Change in net unrealized appreciation on futures contracts	9,272

Net realized and unrealized gain on investments	30,152,788

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,929,930

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009 AND PERIOD FROM MAY 15, 2008 (INCEPTION) TO DECEMBER 31, 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,777,142	$1,248,414
Net realized loss on investments	(21,375,183)	(17,157,129)
Net realized gain (loss) on futures contracts	404,169	(686,923)
Change in net unrealized appreciation (depreciation) on investments	51,114,530	(29,623,352)
Change in net unrealized appreciation on futures contracts	9,272	45,120

Net increase (decrease) in net assets resulting from operations	31,929,930	(46,173,870)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,449,604)	(1,086,936)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	64,608,066	247,056,131
Reinvestment of distributions	1,449,604	1,086,936
Redemptions of shares	(101,356,633)	(55,032,492)

Net increase (decrease) in net assets resulting from share transactions	(35,298,963)	193,110,575

Total increase (decrease) in net assets	(4,818,637)	145,849,769

NET ASSETS:
Beginning of period	145,849,769	0

End of period (1)	$141,031,132	$145,849,769

OTHER INFORMATION:

SHARES:
Sold	9,284,689	26,857,763
Issued in reinvestment of distributions	195,501	164,451
Redeemed	(13,437,314)	(6,371,065)

Net increase (decrease)	(3,957,124)	20,651,149

(1) Including undistributed net investment income		$14,884

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,	Period Ended December 31,
	2009	2008+

Net Asset Value, Beginning of Period	$7.06	$10.00

Income from Investment Operations

Net investment income	0.07	0.05
Net realized and unrealized loss	1.39	(2.94)

Total Loss From Investment Operations	1.46	(2.89)

Less Distributions

From net investment income	(0.07)	(0.05)

Total Distributions	(0.07)	(0.05)

Net Asset Value, End of Period	$8.45	$7.06

Total Return ±	20.87%	(28.84%)	^

Net Assets, End of Period ($000)	$141,031	$145,850

Ratio of Expenses to Average Net Assets	1.40%	1.40%	*

Ratio of Net Investment Income to
Average Net Assets	1.25%	1.24%	*

Portfolio Turnover Rate	95.25%	66.07%	^

+ The portfolio commenced operations on May 15, 2008.

^	Based on operations for the period shown and, accordingly, are not representative of a full year.

* Annualized.

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.  The Fund presently consists of fifty-four portfolios.  Interests in the Maxim Small-Cap Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek long-term growth of capital.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange.  If the closing price is not available, the current bid will be used.  Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as detailed in the following table:

Description	Level 1	Level 2	Level 3	Total
Assets
Stock^	$139,182,615	$-	$-	$139,182,615
Short-term investments	-	549,960	-	549,960
Total Assets	$139,182,615	$549,960	$0	$139,732,575
Liabilities
Other financial instruments*	18,983	-	-	18,983
Total Liabilities	$18,983	$0	$0	$18,983
Total	$139,163,632	$549,960	$0	$139,713,592

^See Schedule of Investments for values in each industry.

*Other financial instruments consist of futures.  Futures are reported at their variation margin as of December 31, 2009.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security.  When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2008 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.40% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $131,369,544 and $167,006,512 respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $121,258,258. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $24,050,936 and gross depreciation of securities in which there was an excess of tax cost over value of $5,576,619 resulting in net appreciation of $18,474,317.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order to equitize uninvested cash with the objective of minimizing risk of expected tracking error versus the benchmark index.  Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Valuation of derivative instruments as of December 31, 2009 is as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures Contracts	-	-	Variation margin on futures contracts	$18,983

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Futures Contracts	Net realized gain on futures contracts	$404,169	Change in net unrealized appreciation on futures contracts	$9,272

As of December 31, 2009, the Portfolio held 28 Russell 2000 Mini long futures contracts.  The contracts expire in March 2010 and the Portfolio has recorded unrealized appreciation of $54,392.  The number of futures contracts held at December 31, 2009 is representative of futures contracts activity during the year ended December 31, 2009.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were from ordinary income in the amount of $1,449,604 and $1,086,936, respectively.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-
Net accumulated earnings	0

Net unrealized appreciation on investments	18,474,317
Capital loss carryforwards	(34,240,026)
Post-October losses	(953,031)
Tax composition of capital	$(16,718,740)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $61,740 from paid-in capital to undistributed net investment income and $404,162 from undistributed net investment income to accumulated net realized loss on investments.  This adjustment has no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $7,014,886 and $27,225,140 which expire in the years 2016 and 2017, respectively.

The Portfolio had current year post-October losses of $953,031.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

8.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 0.90%
11,300	Applied Signal Technology Inc	217,977
21,600	Cubic Corp	805,680
34,500	GenCorp Inc *	241,500
		$1,265,157

Air Freight --- 0.19%
62,100	Air Transport Services Group Inc *	163,944
6,000	Dynamex Inc *	108,600
		$272,544

Airlines --- 0.37%
62,200	Hawaiian Holdings Inc *	435,400
5,900	Pinnacle Airlines Corp *	40,592
5,400	Republic Airways Holdings Inc *	39,906
		$515,898

Auto Parts & Equipment --- 0.33%
22,700	Standard Motor Products Inc	193,404
3,100	Superior Industries International Inc	47,430
9,400	TRW Automotive Holdings Corp *	224,472
		$465,306

Banks --- 8.98%
13,500	1st Source Corp	217,215
6,752	Ameris Bancorp	48,341
34,100	Bancorp Inc *	233,926
16,800	Bank of Hawaii Corp	790,608
12,300	City Holding Co	397,659
70,200	Community Bank System Inc	1,355,562
8,300	Financial Institutions Inc	97,774
2,500	First Citizens BancShares Inc Class A	410,025
13,500	First Financial Bankshares Inc	732,105
7,900	First Financial Corp	241,108
80,900	Fulton Financial Corp	705,448
9,200	Great Southern Bancorp Inc	196,512
7,600	MainSource Financial Group Inc	36,328
3,200	NBT Bancorp Inc	65,184
3,100	Northrim BanCorp Inc	52,328
87,400	Oriental Financial Group Inc	943,920
18,800	Park National Corp	1,106,944
4,300	Peoples Bancorp Inc	41,624
3,600	Renasant Corp	48,960
23,700	Santander BanCorp *	291,036
2,400	Simmons First National Corp	66,720
9,800	Suffolk Bancorp	291,060
17,745	Sun Bancorp Inc *	66,544
44,800	SVB Financial Group *	1,867,712
12,000	SY Bancorp Inc	256,200
4,500	TriCo Bancshares	74,925
12,000	UMB Financial Corp	472,200
5,500	Union Bankshares Corp	68,145
49,200	United Bankshares Inc	982,524
38,800	Webster Financial Corp	460,556
10,100	West Bancorp Inc	49,793
		$12,668,986

Biotechnology --- 0.10%
10,600	ArQule Inc *	39,114
6,500	Enzon Pharmaceuticals Inc *	68,445
11,700	NPS Pharmaceuticals Inc *	39,780
		$147,339

Broadcast/Media --- 0.59%
50,800	Entercom Communications Corp Class A *	359,156
22,600	Harte-Hanks Inc	243,628
31,600	Sinclair Broadcast Group Inc Class A	127,348
17,800	Warner Music Group Corp *	100,748
		$830,880

Building Materials --- 1.51%
80,100	Gibraltar Industries Inc	1,259,973
23,600	Universal Forest Products Inc	868,716
		$2,128,689

Chemicals --- 2.32%
55,300	A Schulman Inc	1,115,954
11,100	Innophos Holdings Inc	255,189
8,600	Innospec Inc	86,774
6,600	Minerals Technologies Inc	359,502
18,600	OM Group Inc *	583,854
45,500	Omnova Solutions Inc *	278,915
57,300	Spartech Corp	587,898
		$3,268,086

Communications - Equipment --- 0.85%
9,600	Black Box Corp	272,064
11,500	Harris Stratex Networks Inc *	79,465
2,400	InterDigital Inc *	63,696
7,300	Oplink Communications Inc *	119,647
2,400	Plantronics Inc	62,352
76,300	Powerwave Technologies Inc *	96,138
15,900	Symmetricom Inc *	82,680
9,700	Tekelec *	148,216
126,900	UTStarcom Inc *	277,911
		$1,202,169

Computer Hardware & Systems --- 0.31%
20,600	Cray Inc *	132,252
17,600	Hutchinson Technology Inc *	180,576
8,300	Imation Corp	72,376
20,100	Quantum Corp *	58,893
		$444,097

Computer Software & Services --- 2.57%
11,700	Actuate Corp *	50,076
15,300	Dice Holdings Inc *	100,215
207,800	EarthLink Inc	1,726,818
32,100	Fair Isaac Corp	684,051
6,400	ModusLink Global Solutions Inc *	60,224
7,000	Quest Software Inc *	128,800
49,700	S1 Corp *	324,044
38,400	SonicWALL Inc *	292,224
7,100	TIBCO Software Inc *	68,373
26,400	United Online Inc	189,816
		$3,624,641

Conglomerates --- 1.27%
22,600	Carlisle Cos Inc	774,276
13,700	Standex International Corp	275,233
47,100	Tredegar Corp	745,122
		$1,794,631

Containers --- 0.25%
3,100	AEP Industries Inc *	118,668
7,200	BWAY Holding Co *	138,384
9,800	Myers Industries Inc	89,180
		$346,232

Cosmetics & Personal Care --- 0.04%
7,700	Prestige Brands Holdings Inc *	60,522
		$60,522

Distributors --- 0.91%
5,400	Audiovox Corp Class A *	38,286
25,100	BlueLinx Holdings Inc *	69,527
7,500	Core-Mark Holding Co Inc *	247,200
19,000	Houston Wire & Cable Co	226,100
3,600	Lawson Products Inc	63,540
23,500	WESCO International Inc *	634,735
		$1,279,388

Electric Companies --- 2.62%
89,500	El Paso Electric Co *	1,815,060
58,400	UniSource Energy Corp	1,879,896
		$3,694,956

Electronic Instruments & Equipment --- 5.36%
36,700	Agilysys Inc	333,970
13,600	AO Smith Corp	590,104
58,300	Benchmark Electronics Inc *	1,102,453
12,700	Brady Corp Class A	381,127
5,200	CPI International Inc *	68,848
52,200	CTS Corp	502,164
13,400	Encore Wire Corp	282,338
2,500	EnerSys *	54,675
20,800	GrafTech International Ltd *	323,440
4,600	Insight Enterprises Inc *	52,532
3,700	LaBarge Inc *	44,585
5,600	LSI Industries Inc	44,128
22,500	RadiSys Corp *	214,875
21,700	ScanSource Inc *	579,390
10,500	SYNNEX Corp *	321,930
18,700	Tech Data Corp *	872,542
44,200	Technitrol Inc	193,596
20,100	Thomas & Betts Corp *	719,379
104,500	Vishay Intertechnology Inc *	872,575
		$7,554,651

Electronics - Semiconductor --- 2.27%
72,100	Amkor Technology Inc *	516,236
103,400	Cirrus Logic Inc *	705,188
20,100	DSP Group Inc *	113,163
309,000	Lattice Semiconductor Corp *	834,300
83,300	Micrel Inc	683,060
24,200	Skyworks Solutions Inc *	343,398
		$3,195,345

Engineering & Construction --- 0.31%
35,900	Comfort Systems USA Inc	443,006
		$443,006

Financial Services --- 2.49%
33,300	BlackRock Kelso Capital Corp	283,716
11,300	Calamos Asset Management Inc Class A	130,289
18,000	Compass Diversified Holdings	229,680
8,100	Encore Capital Group Inc *	140,940
4,900	Gladstone Capital Corp	37,730
10,200	Harris & Harris Group Inc *	46,614
26,400	Hercules Technology Growth Capital Inc	274,296
35,500	Interactive Brokers Group Inc Class A *	629,060
20,400	Kayne Anderson Energy Development Co	296,820
128,300	KKR Financial Holdings LLC	744,140
5,500	Marlin Business Services Corp *	43,615
123,900	MCG Capital Corp *	535,248
9,000	Medallion Financial Corp	73,530
5,200	NGP Capital Resources Co	42,276
		$3,507,954

Food & Beverages --- 0.85%
1,500	Andersons Inc	38,730
3,300	Coca-Cola Bottling Co Consolidated	178,266
6,800	Lancaster Colony Corp	337,960
17,500	Nash Finch Co	649,075
		$1,204,031

Foreign Banks --- 0.49%
49,900	Banco Latinoamericano de Exportaciones SA	693,610
		$693,610

Gold, Metals & Mining --- 0.83%
39,900	Stillwater Mining Co *	378,252
60,600	Worthington Industries Inc	792,042
		$1,170,294

Health Care Related --- 2.06%
3,000	America Service Group Inc	47,610
12,000	AMN Healthcare Services Inc *	108,720
47,200	Health Management Associates Inc Class A *	343,144
35,200	HealthSouth Corp *	660,704
8,900	Healthspring Inc *	156,729
20,200	Lincare Holdings Inc *	749,824
4,200	Magellan Health Services Inc *	171,066
6,800	PharMerica Corp *	107,984
5,100	US Physical Therapy Inc *	86,343
12,900	WellCare Health Plans Inc *	474,204
		$2,906,328

Homebuilding --- 3.29%
66,400	Beazer Homes USA Inc *	321,376
30,900	Hovnanian Enterprises Inc Class A *	118,656
49,800	M/I Homes Inc *	517,422
47,200	Meritage Homes Corp *	912,376
61,300	Ryland Group Inc	1,207,610
419,000	Standard Pacific Corp *	1,567,060
		$4,644,500

Household Goods --- 1.79%
18,700	Blyth Inc	630,564
93,500	Central Garden & Pet Co *	929,390
18,300	Helen of Troy Ltd *	447,618
53,900	La-Z-Boy Inc	513,667
		$2,521,239

Insurance Related --- 5.92%
16,100	Allied World Assurance Co Holdings Ltd	741,727
183,200	American Equity Investment Life Holding Co	1,363,008
10,900	American Physicians Capital Inc	330,488
16,700	AMERISAFE Inc *	300,099
29,100	Aspen Insurance Holdings Ltd	740,595
5,800	Employers Holdings Inc	88,972
21,700	Endurance Specialty Holdings Ltd	807,891
8,700	FPIC Insurance Group Inc *	335,994
3,100	Infinity Property & Casualty Corp	125,984
58,000	Montpelier Re Holdings Ltd	1,004,560
52,000	National Financial Partners Corp *	420,680
50,700	Platinum Underwriters Holdings Ltd	1,941,304
23,800	PMA Capital Corp Class A *	149,940
		$8,351,242

Investment Bank/Brokerage Firm --- 0.66%
82,700	BGC Partners Inc Class A	382,074
5,400	Oppenheimer Holdings Inc Class A	179,388
6,200	optionsXpress Holdings Inc	95,790
4,600	Piper Jaffray Cos Inc *	232,806
8,400	Sanders Morris Harris Group Inc	46,200
		$936,258

Leisure & Entertainment --- 0.46%
5,800	Arctic Cat Inc *	53,128
12,800	RC2 Corp *	188,800
22,600	Shuffle Master Inc *	186,224
22,400	Sturm Ruger & Co Inc	217,280
		$645,432

Machinery --- 4.96%
7,500	Altra Holdings Inc *	92,625
72,400	Briggs & Stratton Corp	1,354,604
4,100	Chart Industries Inc *	67,855
12,500	Crane Co	382,750
11,000	EnPro Industries Inc *	290,510
5,400	Greenbrier Cos Inc	56,052
3,500	Kadant Inc *	55,860
36,700	Mueller Industries Inc	911,628
17,700	Mueller Water Products Inc Class A	92,040
9,000	Nordson Corp	550,620
28,900	Oshkosh Corp	1,070,167
9,500	Tecumseh Products Co Class A *	111,055
9,200	Tennant Co	240,948
55,700	Watts Water Technologies Inc Class A	1,722,244
		$6,998,958

Manufacturing --- 0.34%
54,800	Methode Electronics Inc	475,664
		$475,664

Medical Products --- 1.85%
18,000	American Medical Systems Holdings Inc *	347,220
5,100	Cyberonics Inc *	104,244
59,500	Invacare Corp	1,483,930
22,000	STERIS Corp	615,340
7,400	Symmetry Medical Inc *	59,644
		$2,610,378

Miscellaneous --- 0.14%
8,500	ATC Technology Corp *	202,725
		$202,725

Oil & Gas --- 3.49%
12,300	Berry Petroleum Co Class A	358,545
18,600	Cal Dive International Inc *	140,616
70,200	Complete Production Services Inc *	912,600
17,500	Gulfport Energy Corp *	200,375
12,900	Newpark Resources Inc *	54,567
12,700	Oil States International Inc *	498,983
81,400	Stone Energy Corp *	1,469,270
8,700	Unit Corp *	369,750
27,900	VAALCO Energy Inc	126,945
3,800	Venoco Inc *	49,552
27,900	World Fuel Services Corp	747,441
		$4,928,644

Paper & Forest Products --- 2.06%
61,400	Buckeye Technologies Inc *	599,264
9,700	Clearwater Paper Corp *	533,209
27,800	Domtar Corp *	1,540,398
12,900	Glatfelter	156,735
5,300	Neenah Paper Inc	73,935
		$2,903,541

Personal Loans --- 0.70%
96,400	Advance America Cash Advance Centers Inc	535,984
8,700	QC Holdings Inc	41,847
11,300	World Acceptance Corp *	404,879
		$982,710

Pharmaceuticals --- 1.59%
18,100	Par Pharmaceutical Cos Inc *	489,786
55,200	Valeant Pharmaceuticals International *	1,754,808
		$2,244,594

Pollution Control --- 0.27%
38,200	EnergySolutions Inc	324,318
10,500	Metalico Inc *	51,660
		$375,978

Printing & Publishing --- 2.06%
45,000	Deluxe Corp	665,550
67,400	Gannett Co Inc	1,000,890
35,200	Lee Enterprises Inc *	122,144
39,900	McClatchy Co Class A	141,246
22,700	Media General Inc Class A	177,968
43,300	Valassis Communications Inc *	790,658
		$2,898,456

Real Estate --- 10.60%
20,100	Agree Realty Corp REIT	468,129
16,300	American Capital Agency Corp REIT	432,602
218,300	Anworth Mortgage Asset Corp REIT	1,528,100
67,000	Ashford Hospitality Trust REIT *	310,880
20,500	Associated Estates Realty Corp REIT	231,035
31,000	CapLease Inc REIT	135,780
7,300	Care Investment Trust Inc REIT	56,794
198,000	Chimera Investment Corp REIT	768,240
65,300	Colonial Properties Trust REIT	765,969
39,700	Education Realty Trust Inc REIT	192,148
105,500	Equity One Inc REIT	1,705,935
16,700	First Potomac Realty Trust REIT	209,919
11,500	Getty Realty Corp REIT	270,595
5,600	Hatteras Financial Corp REIT	156,576
14,400	Highwoods Properties Inc REIT	480,240
119,600	HRPT Properties Trust REIT	773,812
27,700	Investors Real Estate Trust REIT	249,300
44,800	LTC Properties Inc REIT	1,198,400
36,000	Medical Properties Trust Inc REIT	360,000
45,800	MFA Financial Inc REIT	336,630
25,300	Mission West Properties Inc REIT	181,907
11,500	Monmouth Real Estate Investment Corp REIT	85,560
49,600	National Health Investors Inc REIT	1,834,704
29,800	NorthStar Realty Finance Corp REIT	102,214
10,336	One Liberty Properties Inc REIT	90,750
1,700	PS Business Parks Inc REIT	85,085
12,500	Ramco-Gershenson Properties Trust REIT	119,250
14,300	Sun Communities Inc REIT	282,425
14,600	UMH Properties Inc REIT	123,808
11,100	Urstadt Biddle Properties Inc REIT	169,497
141,900	U-Store-It Trust REIT	1,038,708
13,100	Walter Investment Management Corp REIT	187,723
		$14,932,715

Restaurants --- 0.88%
39,200	Cheesecake Factory Inc *	846,328
41,400	O'Charley's Inc *	271,170
17,300	Ruby Tuesday Inc *	124,560
		$1,242,058

Retail --- 5.04%
65,500	Asbury Automotive Group Inc *	755,215
4,100	AutoNation Inc *	78,515
280,300	Borders Group Inc *	330,754
24,000	Cato Corp Class A	481,440
19,600	Chicos FAS Inc *	275,380
58,500	Dillard's Inc	1,079,325
23,700	Group 1 Automotive Inc *	671,895
29,600	Jo-Ann Stores Inc *	1,072,704
30,600	Kirkland's Inc *	531,522
37,700	Lithia Motors Inc Class A	309,894
42,100	MarineMax Inc *	386,899
27,700	Retail Ventures Inc *	246,253
44,900	Select Comfort Corp *	292,748
32,700	Sonic Automotive Inc *	339,753
17,700	Stein Mart Inc *	188,682
1,800	Weis Markets Inc	65,448
		$7,106,427

Savings & Loans --- 2.24%
19,900	Astoria Financial Corp	247,357
4,200	Brookline Bancorp Inc	41,622
48,700	Dime Community Bancshares	570,764
59,900	Doral Financial Corp *	217,437
4,200	First Defiance Financial Corp	47,418
9,800	First Financial Holdings Inc	127,302
5,900	First Niagara Financial Group Inc	82,069
24,100	First Place Financial Corp	66,757
31,500	OceanFirst Financial Corp	355,950
23,600	Provident Financial Services Inc	251,340
13,500	Provident New York Bancorp	113,940
120,900	TrustCo Bank Corp NY	761,670
10,600	WSFS Financial Corp	271,678
		$3,155,304

Specialized Services --- 3.82%
42,600	Acxiom Corp *	571,692
90,400	CIBER Inc *	311,880
52,800	Corinthian Colleges Inc *	727,056
86,300	CSG Systems International Inc *	1,647,467
53,700	Diamond Management & Technology Consultants Inc	395,769
18,200	Global Cash Access Holdings Inc *	136,318
17,400	Hackett Group Inc *	48,372
11,500	Jackson Hewitt Tax Service Inc *	50,600
40,400	Lionbridge Technologies Inc *	92,920
9,100	On Assignment Inc *	65,065
93,200	Spherion Corp *	523,784
22,300	VeriFone Holdings Inc *	365,274
14,100	Wright Express Corp *	449,226
		$5,385,423

Telephone & Telecommunications --- 0.93%
37,000	IDT Corp Class B *	179,450
103,100	USA Mobility Inc	1,135,131
		$1,314,581

Textiles --- 0.76%
47,400	Jones Apparel Group Inc	761,244
15,100	Oxford Industries Inc	312,268
		$1,073,512

Tobacco --- 0.06%
2,000	Universal Corp	91,220
		$91,220

Transportation --- 3.45%
50,200	Avis Budget Group Inc *	658,624
6,200	Celadon Group Inc *	67,270
74,800	Dollar Thrifty Automotive Group Inc *	1,915,628
20,900	Heartland Express Inc	319,143
36,000	Horizon Lines Inc	200,520
86,300	Werner Enterprises Inc	1,707,877
		$4,869,062

Utilities --- 2.56%
1,100	New Jersey Resources Corp	41,140
34,200	Nicor Inc	1,439,820
13,500	Northwest Natural Gas Co	608,040
39,600	NorthWestern Corp	1,030,392
17,100	Southwest Gas Corp	487,863
		$3,607,255

TOTAL COMMON STOCK --- 98.69%		$139,182,616
(Cost $117,691,438)

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

550,000	United States of America	549,959
	0.04% March 18, 2010

TOTAL SHORT-TERM INVESTMENTS --- 0.39%		$549,959
(Cost $549,959)

OTHER ASSETS & LIABILITIES --- 0.92%		$1,298,557

TOTAL NET ASSETS --- 100%		$141,031,132
(Cost $118,241,397)

Legend

*	Non-income Producing Security
REIT	Real Estate Investment Trust

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                            CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                            EXHIBITS.

(a)               (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010